UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 14, 2007
Date of report (Date of earliest event reported)

Wireless Ronin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-33169	41-1967918
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
Baker Technology Plaza
5929 Baker Road, Suite 475
Minnetonka, Minnesota 55345
(Address of principal executive offices, including zip code)
(952)564-3500
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
MCGILL DIGITAL SOLUTIONS, INC. Windsor, ON FINANCIAL STATEMENTS Including Independent Auditors’ Report December 31, 2006
MCGILL DIGITAL SOLUTIONS, INC. Windsor, ON FINANCIAL STATEMENTS — UNAUDITED June 30, 2007 and December 31, 2006 and the six months ended June 30, 2007 and 2006
UNAUDITED COMBINED CONDENSED PRO FORMA FINANCIAL STATEMENTS
EXHIBIT INDEX
Consent of Independent Registered Public Accounting Firm

Explanatory Note
This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K dated August 14, 2007, filed by the Company with the Securities and Exchange Commission on August 20, 2007 (the “Original 8-K”), announcing the completion of its acquisition of McGill Digital Solutions, Inc. (“McGill”). The information previously reported in the Original 8-K is hereby incorporated by reference into this Form 8-K/A. This Form 8-K/A amends Item 9.01 of the Original 8-K to provide financial statements and pro forma financial statements related to the McGill acquisition within 71 calendar days after August 22, 2007 pursuant to Items 9.01(a)(4) and 9.01(b)(2).
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
The following financial statements are included in this Current Report on Form 8-K/A:
     (a) Financial Statements of Businesses Acquired.
1. Audited Financial Statements of McGill Digital Solutions, Inc. for the year ended December 31, 2006.
2. Unaudited Financial Statements of McGill Digital Solutions, Inc. as of June 30, 2007 and for the six months ended June 30, 2007 and June 30, 2006.
     (b) Pro Forma Financial Information.
1. Unaudited Combined Condensed Pro Forma Financial Statements for the year ended December 31, 2006 and the six months ended June 30, 2007.
     (c) Shell Company Transactions.
Not Applicable.
     (d) Exhibits.
See “Exhibit Index.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 1, 2007

Wireless Ronin Technologies, Inc.
By:	/s/ John A. Witham
John A. Witham
Executive Vice President and Chief Financial Officer

MCGILL DIGITAL SOLUTIONS, INC.
Windsor, ON
FINANCIAL STATEMENTS
Including Independent Auditors’ Report
December 31, 2006

MCGILL DIGITAL SOLUTIONS, INC.

INDEPENDENT AUDITORS’ REPORT
Shareholders and Board of Directors
McGill Digital Solutions, Inc.
Windsor, ON
We have audited the accompanying balance sheet of McGill Digital Solutions, Inc. as of December 31, 2006 and the related statements of operations, shareholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of McGill Digital Solutions, Inc. as of December 31, 2006 and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
/s/ Virchow, Krause & Company, LLP
Minneapolis, Minnesota
October 29, 2007

MCGILL DIGITAL SOLUTIONS, INC.
BALANCE SHEET
December 31, 2006

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$883,734
Accounts receivable, net	912,879
Income tax receivable	247,897
Prepaid expenses and other current assets	81,081

Total Current Assets	2,125,591

PROPERTY AND EQUIPMENT, NET	353,456

OTHER ASSETS
Goodwill	141,998

Total Other Assets	141,998

TOTAL ASSETS	$2,621,045

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Demand installment loan	$36,189
Accounts payable and accrued expenses	192,651
Deferred revenue	265,136
Deferred tax liability	119,000

Total Current Liabilities	612,976

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY
Common stock, $0.50 CAD par value per share	574
Unlimited shares authorized 1700 shares issued and outstanding
Retained earnings	1,797,943
Accumulated other comprehensive income	209,552

Total Shareholders’ Equity	2,008,069

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,621,045

See accompanying notes to financial statements.

MCGILL DIGITAL SOLUTIONS, INC.
STATEMENT OF OPERATIONS
Year Ended December 31, 2006

SALES
Services	$4,589,229
Hardware	102,109

Total sales	4,691,338

COST OF SALES
Services	2,779,460
Hardware	79,326

Cost of sales	2,858,786

Gross Profit	1,832,552

OPERATING EXPENSES
General and administrative expenses	1,779,296
Sales and marketing expenses	368,961

Total Operating Expenses	2,148,257

Operating Loss	(315,705)

OTHER INCOME
Interest income	53,247
Other income	18,608
Interest expense	(3,048)

Other Income	68,807

Loss Before Taxes	(246,898)

BENEFIT FROM INCOME TAXES	255,137

NET INCOME	$8,239

Earnings per share — basic and diluted	$4.85

Weighted average shares outstanding — basic and diluted	1,700

See accompanying notes to financial statements.

MCGILL DIGITAL SOLUTIONS, INC.
STATEMENT OF SHAREHOLDERS’ EQUITY
Year Ended December 31, 2006

				Accumulated Other	Total
	Common Stock		Retained	Comprehensive	Shareholders’	Comprehensive
	Shares	Amount	Earnings	Income	Equity	Income (Loss)
BALANCES, December 31, 2005	1,700	$574	$2,111,320	$227,924	$2,339,818	$—

2006 net income	—	—	8,239	—	8,239	8,239

Currency translation adjustments, net of tax effect	—	—	—	(18,372)	(18,372)	(18,372)

Comprehensive Loss	—	—	—	—	—	$(10,133)

Distributions	—	—	(321,616)	—	(321,616)

BALANCES, December 31, 2006	1,700	$574	$1,797,943	$209,552	$2,008,069

See accompanying notes to financial statements.

MCGILL DIGITAL SOLUTIONS, INC.
STATEMENT OF CASH FLOWS
Year Ended December 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$8,239
Adjustments to reconcile net income to net cash flows from operating activities
Depreciation and amortization	179,252
Gain on disposal of property and equipment	(2,117)
Changes in assets and liabilities
Accounts receivable	1,079,749
Income tax receivable	275,437
Prepaid expenses and other current assets	16,599
Accounts payable and accrued expenses	(103,140)
Deferred revenue	(468,868)

Net Cash Flows from Operating Activities	985,151

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(131,568)
Proceeds from disposal of property and equipment	8,679

Net Cash Flows from Investing Activities	(122,889)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from installment loan	61,621
Payments on installment loan	(24,420)
Dividends paid	(321,616)

Net Cash Flows from Financing Activities	(284,415)

Effect of Foreign Currency Exchange Rate Changes on Cash	(12,414)

Net Change in Cash and Cash Equivalents	565,433

CASH AND CASH EQUIVALENTS — Beginning of Year	318,301

CASH AND CASH EQUIVALENTS — END OF YEAR	$883,734

Supplemental cash flow disclosures
Cash paid for interest	$3,110
Cash refunded for income taxes	(404,170)
See accompanying notes to financial statements.

MCGILL DIGITAL SOLUTIONS, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2006
NOTE 1 — Summary of Significant Accounting Policies
     Nature of Operations
McGill Digital Solutions, Inc. (“the Company”) is engaged in the design, development and sale of software. The Company develops online e-learning tools and digital signage software and sells software products in the United States and Canada.
     Cash and Cash Equivalents
The Company defines cash and cash equivalents as highly liquid, short-term investments with a maturity at the date of acquisition of three months or less.
     Financial Instruments
The carrying amount for cash and cash equivalents, accounts receivable, accounts payable, and the demand installment loan approximates fair value due to the immediate or short-term maturity of these financial instruments.
     Accounts Receivable
The Company reviews customer credit histories before extending unsecured credit and establishes an allowance for doubtful accounts based on upon factors surrounding the credit risk of specific customers and other information. Invoices are due in 30 days. Accounts receivable over 30 days are considered past due. The Company does not accrue interest on past due accounts. The Company writes off accounts receivable when they are deemed uncollectible. Accounts receivable are shown net of allowance for doubtful accounts of $18,200 at December 31, 2006.

MCGILL DIGITAL SOLUTIONS, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2006
NOTE 1 — Summary of Significant Accounting Policies (cont.)
     Revenue Recognition
Revenues from contracts for technology integration consulting services where the Company designs/redesigns, builds and implements new or enhanced systems applications and related processes for clients are recognized on the percentage-of-completion method in accordance with American Institute of Certified Public Accountants Statement of Position 81-1, “Accounting for Performance of Construction-Type and Certain Production-Type Contracts” (“SOP 81-1”). Percentage-of-completion accounting involves calculating the percentage of services provided during the reporting period compared to the total estimated services to be provided over the duration of the contract. Estimated revenues for applying the percentage-of-completion method include estimated incentives for which achievement of defined goals is deemed probable. This method is followed where reasonably dependable estimates of revenues and costs can be made. Estimates of total contract revenues and costs are continuously monitored during the term of the contract, and recorded revenues and costs are subject to revision as the contract progresses. Such revisions may result in increases or decreases to revenues and income and are reflected in the financial statements in the periods in which they are first identified. If estimates indicate that a contract loss will occur, a loss provision is recorded in the period in which the loss first becomes probable and reasonably estimable. Contract losses are determined to be the amount by which the estimated direct and indirect costs of the contract exceed the estimated total revenues that will be generated by the contract and are included in cost of sales and classified in accrued expenses in the balance sheet.
Revenues recognized in excess of billings are recorded as unbilled services. Billings in excess of revenues recognized are recorded as deferred revenues until revenue recognition criteria are met.
     Impairment of Long-Lived Assets
The Company reviews long-lived assets, including property and equipment, for impairment whenever events or changes in business circumstances indicate that the carrying amount of an asset may not be fully recoverable. An impairment loss would be recognized when the estimated future cash flows from the use of the asset are less than the carrying amount of that asset. To date, there have been no such losses.
     Advertising
Advertising costs are charged to operations when incurred. Advertising expense was $61,305 for the year ended December 31, 2006.
     Property and Equipment
Property and equipment are being depreciated using accelerated methods over the following estimated useful lives:

Years
Furniture and fixtures	5
Leasehold improvements	5
Computer hardware	3
Computer software	1

MCGILL DIGITAL SOLUTIONS, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2006
NOTE 1 — Summary of Significant Accounting Policies (cont.)
     Goodwill
The Company has allocated a portion of the purchase price of businesses acquired to goodwill. The Company reviews the carrying amount of goodwill to the fair value annually in the fourth quarter and recognizes a charge to net income for any impairment in value. No impairment has been recognized on recorded goodwill as of December 31, 2006.
     Income Taxes
Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes resulting from temporary differences. Such temporary differences result from differences in the carrying value of assets and liabilities for tax and financial reporting purposes.
     Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

MCGILL DIGITAL SOLUTIONS, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2006
NOTE 2 — Property and Equipment
The major categories of property and equipment at December 31 are summarized as follows:

Furniture and fixtures	$171,146
Computer hardware	613,339
Computer software	774,778
Leasehold improvements	159,836

Total Property and Equipment	1,719,099

Less: accumulated depreciation and amortization	(1,365,643)

Net Property and Equipment	$353,456

Depreciation expense and amortization was $179,252 for the year ended December 31, 2006.
NOTE 3 — Bank Line of Credit and Demand Installment Loan
As of December 31, 2006, the Company had availability under an operating line of credit. The maximum availability of the line is $858,100. The Company had no outstanding borrowings under the line as of December 31, 2006. Outstanding borrowings bear interest at CIBC prime rate plus 0.5% (6.5% at December 31, 2006). The line of credit is due on demand and has no expiration date.
The Company also has a demand installment loan that is repayable in monthly installments of $2,424 plus interest at U.S. prime rate plus 0.5% (6.5% at December 31, 2006). The balance is payable in U.S. dollars and the U.S. dollar equivalent of the loan was $36,189 at December 31, 2006. The demand loan matures December 2007.
Terms of the agreements include, but are not limited to, covenants which require the Company to maintain specified levels of debt to equity and minimum current ratios. The Company is in compliance with all covenants for the year ended December 31, 2006.
Both loans are secured by a general security agreement covering all assets of the Company.
NOTE 4 — Deferred Revenue
Deferred revenue consisted of the following at December 31:

Billings in excess of work-in-progress	$217,042
Customer deposits	48,094

Total Deferred Revenue	$265,136

NOTE 5 — Income Taxes
The benefit from income taxes consisted of the following components for the year ended December 31, 2006:

Current income tax benefit	$255,137
Deferred income tax benefit	—

Total income tax benefit	$255,137

Current deferred tax assets and liabilities were as follows at December 31, 2006.

Deferred tax assets	$—
Deferred tax liabilities	(119,000)

Net deferred tax liabilities	$(119,000)

Noncurrent deferred tax assets and liabilities were as follows at December 31, 2006:

Deferred tax assets	$10,000
Deferred tax liabilities	(10,000)

Net deferred tax assets	$—

The impact of differences between the company’s reported income taxes on operations and the income taxes that would otherwise result from the application of statutory rates is as follows for the year ended December 31, 2006:

Income tax benefit at the combined Canadian federal and Ontario provincial tax rate	$89,000
Scientific Research and Experimental Development tax credits	158,680
Capital Cost allowance claimed in excess of amortization	17,457
Non-deductible expenses	(10,000)

Effective income tax benefit	$255,137

NOTE 6 — Foreign Currency Forward Contracts
The Company periodically uses forward contracts to manage its exposure associated with forecasted international revenue transactions denominated in the United States dollar. These contracts were not designated as hedges and, accordingly, the changes in fair value are reported in income as a component of sales. The Company has entered into various forward contracts to sell U.S. dollars aggregating between $450,000 and $900,000, dependent upon the exchange rate prevailing at the expiration of the contracts. The contracts are to mitigate the risk of foreign exchange rate fluctuations between the U.S. dollar and the Canadian dollar. The contracts expire on a periodic basis through December 31, 2007 in amounts between $50,000 U.S. and $100,000 U.S. each at exchange rates varying from 1.107 to 1.1605 Canadian dollars for each U.S. dollar.
Pursuant to terms of the Company’s agreement with the counterparty to the contracts, the Company’s obligations under the contracts may not exceed $275,000. At December 31, 2006, the fair value of these contracts was not material.
NOTE 7 — Lease Commitments
The Company has entered into lease agreements for its building and for office and automotive equipment, which expire at various dates through March of 2009. Rent expense was $210,130 for the year ended December 31, 2006. Future minimum lease payments under non-cancelable operating leases are as follows for the years ending December 31:

2007	$87,245
2008	5,432
2009	956

Total	$93,633

NOTE 8 — Major Customer
The Company derives a substantial amount of its revenue from one customer. In 2006, that customer accounted for approximately 83% of total Company sales, and at December 31, 2006 that customer accounted for approximately 94% of total accounts receivable.
NOTE 9 — Contingencies
The Company has applied for an Ontario Interactive Digital Media tax credit of approximately $56,000 for the year ended December 31, 2006. Approval of this credit is uncertain and accordingly no amount has been reflected in these financial statements. Any amount arising from this credit will be recognized as income in the year of approval.
The Company is named as a defendant in a lawsuit brought by 27 Software Corporation. The Plaintiff alleges breach of contract and seeks approximately $155,000 for services rendered under the contract and an additional $129,000 in punitive, aggravated, and exemplary damages. The Company has a counterclaim against 27 Software of approximately $112,000. The Company received no benefit from the work performed by the Plaintiff and believes there is a remote chance that the court will find in favor of the Plaintiff. As a result, no liability was recorded as of December 31, 2006.
NOTE 10 — Subsequent events
On August 16, 2007, the Company was acquired by Wireless Ronin Technologies, Inc, a Minnesota corporation (“WRT”) for $3,000,000 (CDN) and 50,000 shares of WRT common stock, subject to a working capital adjustment which calls for an additional purchase price equal to the working capital of the Company on the date of acquisition less $1,000,000 (CDN). The final working capital adjustment was determined to be $322,629. WRT will pay an additional $1,000,000 (CDN) and 50,000 shares in March 2009 if certain financial performance goals are met.

MCGILL DIGITAL SOLUTIONS, INC.
Windsor, ON
FINANCIAL STATEMENTS — UNAUDITED
June 30, 2007 and December 31, 2006 and the six months ended June 30, 2007 and 2006

MCGILL DIGITAL SOLUTIONS, INC.
BALANCE SHEETS
June 30, 2007 and December 31, 2006

	(Unaudited)
	June 30,	December 31,
	2007	2006
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$535,969	$883,734
Accounts receivable, net	557,041	912,879
Prepaid expenses and other current assets	51,260	81,081
Income tax receivable	273,152	247,897

Total Current Assets	1,417,422	2,125,591

PROPERTY AND EQUIPMENT, NET	345,280	353,456

OTHER ASSETS
Goodwill	156,263	141,998

Total Other Assets	156,263	141,998

TOTAL ASSETS	$1,918,965	$2,621,045

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$117,693	$192,651
Demand installment loan	24,147	36,189
Deferred revenues	88,192	265,136
Deferred tax liability	176,000	119,000

Total Current Liabilities	406,032	612,976

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY
Common stock, $0.50 CAD par value per share	574	574
Unlimited shares authorized 1,700 shares issued and outstanding
Retained earnings	1,199,773	1,797,943
Accumulated other comprehensive income	312,586	209,552

Total Shareholders’ Equity	1,512,933	2,008,069

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,918,965	$2,621,045

See accompanying notes to financial statements.

MCGILL DIGITAL SOLUTIONS, INC.
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2007 and 2006

	(Unaudited)	(Unaudited)
	Six months ended	Six months ended
	June 30,	June 30,
	2007	2006
SALES
Services	$1,583,228	$2,373,549
Hardware	—	90,440

Total Sales	1,583,228	2,463,989

COST OF SALES
Services	836,898	1,560,423
Hardware	—	70,453

Cost of Sales	836,898	1,630,876

Gross Profit	746,330	833,113

OPERATING EXPENSES
General and administrative expenses	917,389	777,125
Sales and marketing expenses	247,940	214,615

Total operating expenses	1,165,329	991,740

Operating Loss	(418,999)	(158,627)

OTHER INCOME (EXPENSE)
Interest expense	(1,403)	—
Interest income	15,877	22,049
Other income (expense)	—	(129)
Interest expense	—	(921)

Net Other Income	14,474	20,999

Loss Before Taxes	(404,525)	(137,628)

INCOME TAXES	(147,312)	(55,160)

NET LOSS	$(257,213)	$(82,468)

See accompanying notes to financial statements.

MCGILL DIGITAL SOLUTIONS, INC.
STATEMENTS OF CASH FLOWS
For the Six Months Ended June 30, 2007 and 2006

	(Unaudited)	(Unaudited)
	June 30,	June 30,
	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(257,213)	$(82,468)
Adjustments to reconcile net loss to net cash flows from operating activities
Depreciation and amortization	54,566	82,496
Gain on disposal of property	—	(2,109)
Changes in assets and liabilities
Accounts receivable	418,009	1,236,933
Income tax receivable	(329)	481,312
Prepaid expenses	31,390	(46,090)
Accounts payable and accrued expense	(84,016)	(66,639)
Deferred revenue	(190,145)	(501,975)

Net Cash Flows from Operating Activities	(27,738)	1,101,460

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(13,767)	(55,128)
Proceeds from disposal of property and equipment	—	8,679

Net Cash Flows from Investing Activities	(13,767)	(46,449)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on installment loan	(14,645)	51,872
Dividends paid	(340,957)	(286,496)

Net Cash Flows from Financing Activities	(355,602)	(234,624)

Effect of Foreign Currency Exchange Rate Changes on Cash	49,342	31,342

Net Change in Cash and Cash Equivalents	(347,765)	851,729

CASH AND CASH EQUIVALENTS — Beginning of Period	883,734	318,301

CASH AND CASH EQUIVALENTS — END OF PERIOD	$535,969	$1,170,030

Supplemental cash flow disclosures
Cash paid for interest	$1,409	$—
Cash paid (refunded) for income taxes	—	(404,170)
See accompanying notes to financial statements.

MCGILL DIGITAL SOLUTIONS, INC.
NOTES TO FINANCIAL STATEMENTS — UNAUDITED
NOTE 1 — Summary of Significant Accounting Policies
     Basis of Presentation
The accompanying unaudited financial statements have been prepared by McGill Digital Solutions, Inc. (the Company) in United States (U.S.) dollars and in accordance with generally accepted accounting principles (GAAP) in the U.S. with respect to interim financial statements, applied on a consistent basis. Accordingly, they do not include all of the information and notes required for compliance with GAAP in the U.S. for annual financial statements. These unaudited condensed notes to the financial statements should be read in conjunction with audited financial statements and notes for the year ended December 31, 2006.
The preparation of these unaudited financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. In the opinion of management, these unaudited financial statements reflect all adjustments (which include only normal, recurring adjustments) necessary to state fairly the results for the periods presented. Actual results could differ from these estimates and the operating results for the interim periods presented are not necessarily indicative of the results expected for the full year.
     Impairment of Long-Lived Assets
The Company reviews long-lived assets, including property and equipment, for impairment whenever events or changes in business circumstances indicate that the carrying amount of an asset may not be fully recoverable. An impairment loss would be recognized when the estimated future cash flows from the use of the asset are less than the carrying amount of that asset. To date, there have been no such losses.
     Goodwill
The Company has allocated a portion of the purchase price of businesses acquired to goodwill. The Company reviews the carrying amount of goodwill to the fair value annually in the fourth quarter and recognizes a charge to net income for any impairment in value. No impairment has been recognized on recorded goodwill as of June 30, 2007.
     Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
     Revenue Recognition
Revenue from software design and development services is recognized based on the percentage of completion method. The percentage of completion is determined by relating the actual cost of work performed to date to the estimated total cost for each service. Any projected loss is recognized immediately. Unearned revenue includes billings rendered on work-in-progress in excess of revenue recognized.
     Income Taxes
The Company provides for income taxes in its quarterly unaudited financial statements based on the estimated effective tax rate for the full fiscal year.

NOTE 2 — Comprehensive Income (Loss)
Comprehensive income includes net loss and other comprehensive income (OCI). OCI refers to changes in net assets from transactions other than transactions with shareholders. These changes are recorded directly as a separate component of shareholder’s equity and are excluded from net income. The only other comprehensive income item for the Company relates to foreign currency translation adjustments pertaining to those subsidiaries not using the U.S. dollar as their functional currency.

	Six months	Six months ended
	ended June 30,	June 30,
	2007	2006
Net loss	$(257,213)	$(82,468)
Other comprehensive income (loss): Foreign currency translation adjustments, net of tax effect	103,034	(188,581)

Comprehensive loss	$(154,179)	$(271,049)

NOTE 3 — Subsequent events
On August 16, 2007, the Company was acquired by Wireless Ronin Technologies, Inc, a Minnesota corporation (“WRT”) for $3,000,000 (CDN) and 50,000 shares of WRT common stock, subject to a working capital adjustment which calls for an additional purchase price equal to the working capital of the Company on the date of acquisition less $1,000,000 (CDN). The final working capital adjustment was determined to be $322,629. WRT will pay an additional $1,000,000 (CDN) and 50,000 shares in March 2009 if certain financial performance goals are met.

UNAUDITED COMBINED CONDENSED PRO FORMA FINANCIAL STATEMENTS
On August 16, 2007, Wireless Ronin Technologies, Inc. (“Ronin”) closed the transaction by and between Ronin, Robert Whent, Alan Buterbaugh and Marlene Buterbaugh (the “Sellers”). Pursuant to such closing, Ronin purchased of all of the Sellers’ stock in holding companies that own McGill Digital Solutions, Inc. (“McGill”), based in Windsor, Ontario, Canada. The holding companies acquired from the Sellers and McGill were amalgamated into one wholly-owned subsidiary of Ronin.
Ronin acquired the shares from the Sellers for an aggregate cash consideration of $3,130,929, subject to potential adjustments, and 50,000 shares of Ronin’s common stock. In addition, Ronin will pay earn-out consideration to the Sellers of up to $1,000,000 (CAD) and 50,000 shares of Ronin’s common stock if specified earn-out criteria are met. The earn-out criteria for 2007 are at least $4,100,000 (CAD) gross sales and a gross margin equal to or greater than 50%. If the 2007 earn-out criteria are met, 25% of the earn-out consideration would be paid. The earn-out consideration for 2008 consists of gross sales of at least $6,900,000 (CAD) and a gross margin equal to or greater than 50% which, if achieved, would allow the Sellers to earn the remainder of the earn-out consideration. Therefore, as a result of these future earn-out considerations and potential adjustments, the purchase price included in this filing is preliminary and not known as of the filing date.
The following unaudited combined condensed pro forma financial statements are presented to illustrate the combination of the historical financial position and operating results of Ronin and McGill, after giving effect to the acquisition of McGill. For accounting purposes, the acquisition has been accounted for as a purchase in accordance with Financial Accounting Standards Board Statement No. 141 “Business Combinations”. The assumptions and adjustments used in recording the pro forma adjustments are provided in the accompanying notes to the unaudited combined condensed pro forma financial information.

Unaudited Combined Condensed Pro Forma
Statements of Operations of Wireless Ronin Technologies, Inc. and McGill Digital Solutions, Inc.

	Historical
	Wireless Ronin	McGill Digital
	Technologies, Inc.	Solutions, Inc.
	Year Ended	Year Ended
	December 31,	December 31,	Pro Forma		Combined
	2006	2006	Adjustments		Pro Forma

Sales:
Hardware	$1,852,678	$102,109			$1,954,787
Software	1,107,913	—			1,107,913
Services & Other	184,798	4,589,229			4,774,027

Total Sales	3,145,389	4,691,338			7,836,727

Cost of Sales:

Hardware	1,429,585	79,326			1,508,911
Software	—	—			—
Services & Other	78,272	2,779,460			2,857,732
Inventory lower of cost or market adjustment	37,410	—			37,410

Total Cost of Sales	1,545,267	2,858,786			4,404,053

Gross Profit	1,600,122	1,832,552			3,432,674

Operating Expenses:
Sales and Marketing Expenses	1,462,667	368,961			1,831,628
Research and Development Expenses	875,821	—			875,821
General and Administrative Expense	3,579,968	1,779,296			5,359,264

Total Operating Expense	5,918,456	2,148,257			8,066,713

Operating Loss	(4,318,334)	(315,705)			(4,634,039)

Other Income (expenses):
Interest Expense	(10,124,216)	(3,048)			(10,127,264)
Loss of Debt Modification	(367,153)	—			(367,153)

Interest Income	21,915	53,247	(16,321	) (g)	58,841
Other	51	18,608			18,659

Loss Before Taxes	(14,787,737)	(246,898)	(16,321)		(15,050,956)

Benefit from Income Taxes		255,137			255,137

Net Profit (Loss)	$(14,787,737)	$8,239	$(16,321)		$14,795,819)

Basic and diluted loss per common share	$(9.71)		$		$(9.41)
Basic and diluted weighted average shares outstanding	1,522,836		50,000		1,572,836

Unaudited Combined Condensed Pro Forma
Statements of Operations of Wireless Ronin Technologies, Inc. and McGill Digital Solutions, Inc.

	Historical
	Wireless Ronin	McGill Digital
	Technologies, Inc.	Solutions, Inc.
	Six months	Six months
	ended	ended
	June 30,	June 30,	Pro Forma		Combined
	2007	2007	Adjustments		Pro Forma

Sales:
Hardware	$2,520,238	$—	$		$2,520,238
Software	352,839	—			352,839
Services & Other	378,222	1,583,228			1,961,450

Total Sales	3,251,299	1,583,228			4,834,527

Cost of Sales:
Hardware	1,735,708	—			1,735,708
Software	—	—			—
Services & Other	240,579	836,898			1,077,477

Total Cost of Sales	1,976,287	836,898			2,813,185

Gross Profit	1,275,012	746,330			2,021,342

Operating Expenses:
Sales and Marketing Expenses	1,278,175	247,940			1,526,115
Research and Development Expenses	507,289	—			507,289
General and Administrative Expense	3,275,807	917,389			4,193,196
Termination of Partnership Agreement	653,995	—			653,995

Total Operating Expense	5,715,266	1,165,329			6,880,595

Operating Loss	(4,440,254)	(418,999)			(4,859,253)

Other Income (expenses):
Interest Expense	(20,515)	(1,403)			(21,918)
Interest Income	431,984	15,877	(67,394	) (g)	380,467

	Historical
	Wireless Ronin	McGill Digital
	Technologies, Inc.	Solutions, Inc.
	Six months	Six months
	ended	ended
	June 30,	June 30,	Pro Forma	Combined
	2007	2007	Adjustments	Pro Forma

Other	(1,491)	—		(1,491)

Profit (Loss) Before Taxes	(4,030,276)	(404,525)	(67,394)	(4,502,195)

Benefit from Income Taxes		147,312		147,312

Net Loss	$(4,030,276)	$(257,213)	$(67,394)	$(4,354,883)

Basic and diluted loss per common share	$(0.40)		$—	$(0.43)

Basic and diluted weighted average shares outstanding	10,141,126		50,000	10,191,126

Unaudited Combined Condensed Pro Forma
Balance Sheet of Wireless Ronin Technologies, Inc. and McGill Digital Solutions, Inc.

	Historical
	Wireless Ronin	McGill Digital
	Technologies, Inc.	Solutions, Inc.
	June 30,	June 30,	Pro Forma		Combined
	2007	2007	Adjustments		Pro Forma

CURRENT ASSETS
Cash and Cash Equivalents	$31,864,038	$535,969	$(3,130,929	)(a)	$29,269,078
Marketable Securities-Available for Sale	6,556,726	—			6,556,726
Accounts Receivables-Net	2,320,336	557,041			2,877,377
Income Taxes Receivable	—	273,152			273,152
Inventories	252,107	—			252,107
Deposits	237,594	20,330			257,924
Prepaid Expenses & Other Current Assets	80,411	30,930			111,341

Total Current Assets	41,311,212	1,417,422	(3,130,929)		39,597,705

Property and Equipment -Net	723,979	345,280	—		1,069,259

OTHER ASSETS
Goodwill	—	156,263	(156,263	) (c)	2,264,476
			2,264,476	(f)
Restricted Cash	450,000	—			450,000

Total Other Assets	450,000	156,263	2,108,213		2,714,476

TOTAL ASSETS	$42,485,191	$1,918,965	$(1,022,716)		$43,381,440

CURRENT LIABILITIES
Current Maturities of Long-Term Obligations	$106,762	$24,147	$		$130,909
Accounts Payable	1,319,035	30,545			1,349,580
Deferred Revenue	450,968	88,192			539,160
Deferred Tax Liability	—	176,000			176,000

	Historical
	Wireless Ronin	McGill Digital
	Technologies, Inc.	Solutions, Inc.
	June 30,	June 30,	Pro Forma		Combined
	2007	2007	Adjustments		Pro Forma

Accrued Liabilities	338,182	87,148	178,217	(b)	603,547

Total Current Liabilities	2,214,947	406,032	178,217		2,799,196

LONG-TERM LIABILITIES
Capital lease obligations, less current maturities	106,377	—			106,377

Total Liabilities	2,321,324	406,032	178,217		2,905,573

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY

Preferred stock	—	—			—

Common Stock	142,601	574	(574	) (d)	143,101
			500	(e)
Additional paid-in Capital	77,487,624		311,500	(e)	77,799,124
Retained Earnings (Accumulated deficit)	(37,463,989)	1,199,773	(1,199,773	) (d)	(37,463,989)
Accumulated other comprehensive income(loss) — foreign currency translation adjustment	—	312,586	(312,586	) (d)	—
Accumulated other comprehensive loss	(2,369)				(2,369)

Total Shareholders’ Equity	40,163,867	1,512,933	(1,200,933)		40,475,867

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$42,485,191	$1,918,965	$(1,022,716)		$43,381,440

Notes to Unaudited Combined Condensed Pro Forma Financial Statements
     1. Basis of Presentation
The unaudited combined condensed pro forma statements of operations for the periods ended December 31, 2006, and June 30, 2007 give effect to the acquisition as if it occurred January 1, 2006. The unaudited consolidated condensed pro forma balance sheet as of June 30, 2007 gives effect to the acquisition as if it occurred as of June 30, 2007.
Both Ronin and McGill fiscal periods end the last day of December. Therefore, in accordance with United States Securities and Exchange Commission Regulation S-X (“Regulation S-X”), the unaudited combined condensed pro forma statement of operations for the year ended December 31, 2006 has been prepared by combining Ronin’s consolidated statement of income for the fiscal year ended December 31, 2006 with the statement of operations of McGill for the year ended December 31, 2006. Similarly, the unaudited combined condensed pro forma statement of operations for the six months ended June 30, 2007 has been prepared by combining Ronin’s consolidated statement of income for the fiscal period ended June 30, 2007 with the statement of operations of McGill for the period ended June 30, 2007. The unaudited combined condensed pro forma balance sheet as of June 30, 2007 has been prepared by combining Ronin’s unaudited balance sheet as of June 30, 2007 with the unaudited balance sheet of McGill as of June 30, 2007.
The unaudited combined condensed pro forma financial statements have been derived from, and should be read in conjunction with the historical financial statements, including notes thereto of each of Ronin and McGill. Ronin financial statements are included in Ronin’s Annual Report on Form 10-KSB and Quarterly Report on Form 10-QSB filed with the SEC. McGill financial statements are included in this Form 8-K/A.
The unaudited combined condensed pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or operating results that would have been achieved had the acquisition been completed as of the dates indicated above or the results that may be attained in the future.
     2. Pro forma adjustments and assumptions
The pro forma adjustments reflected in the unaudited combined condensed pro forma financial statements represent estimated values and amounts based on available information and do not reflect cost savings and synergies that management believes would have resulted had the acquisition been completed as of the dates indicated above. The allocation of the purchase price to the assets acquired and the liabilities assumed is preliminary and has not yet been completed. The actual adjustments that will result from the acquisition may differ materially from the adjustments presented in this Form 8-K/A.
The unaudited combined condensed pro forma Balance Sheet reflects the acquisition using the purchase method as of June 30, 2007. Subject to results of operations, and changes in net assets through August 16, 2007, the preliminary allocation of purchase price, is as follows:

Purchase Price Allocation:
Net Assets, at June 30, 2007	$1,512,933
Adjustments to book value of assets to reflect fair value of assets assumed:	(156,263)
Liabilities assumed:
Direct costs of the acquisition	(178,217)
Excess Purchase Price over fair value of indentified assets — Goodwill	2,264,476

$3,442,929

Purchase Price:
Cash Paid	$3,130,929
Stock Issued:
Common Stock	500
APIC	311,500

$3,442,929

Pro forma adjustments to the balance sheet:
a.	To adjust for the cash paid to the selling shareholders of McGill

b.	To adjust for the accrual of estimated direct costs of the acquisition

c.	To adjust book value of McGill assets to fair value

d.	To eliminate shareholders’ equity of McGill

e.	To adjust for shares issued in the acquisition of McGill

f.	To adjust for the excess of purchase price over fair value of assets and liabilities identified — Goodwill
Pro Forma adjustments to the statement of operations:
g.	To adjust interest income for cash consideration paid
     3. Financial Statement Classification
For pro forma purposes certain of McGill’s figures have been reclassified in order to conform to our financial statement presentation. This reclassification was necessary to facilitate the combination of our financial information.

EXHIBIT INDEX

Exhibit
Number	Description

2	Stock Purchase Agreement by and between the Company, Robert Whent, Alan Buterbaugh and Marlene Buterbaugh, dated August 1, 2007 (incorporated by reference to our Current Report on Form 8-K (File No. 001-33169) filed on August 3, 2007).

23	Consent of Independent Registered Public Accounting Firm.